BAYWOOD SOCIALLYRESPONSIBLE FUND

BAYWOOD VALUEPLUS FUND (the “Funds”)

Supplement dated April 25, 2025 to the Prospectus dated February 1, 2025, as supplemented

Effective immediately, Mr. Thomas Hiester is hereby added as a portfolio manager of the Funds.

In addition, Mr. Evan Ke is no longer a portfolio manager of the Funds. Accordingly, all references in the Prospectus to Mr. Ke are hereby deleted and the SAI is hereby supplemented as follows:

1.	The sub-sections entitled “Portfolio Managers” in the sections entitled “Management” beginning on pages 6 and 11 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund with Messrs. Rothé, Segura, and Hiester being principally responsible for the Fund’s investment decisions and Ms. Mann being principally responsible for all of the Fund’s trading activities:

•	Joshua J. Rothé is CEO, CFO and Director of Research of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Ms. Shelley H. Mann is Senior Vice President, Director of Trading and Chief Compliance Officer of the Advisor and has been co-portfolio manager of the Fund since its inception in 2013.
•	Thomas Hiester, CFA, is a securities analyst of the Advisor and has been a co-portfolio manager of the Fund since 2025.
•	Matthew Segura, CFA, is the President, CIO and Director of Institutional Portfolio Management, a securities analyst of the Advisor and has been a co-portfolio manager of the Fund since 2017.

2.	The section entitled “Portfolio Managers” beginning on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Joshua J. Rothé, Matthew R. Segura, Thomas Hiester, and Shelley H. Mann are jointly and primarily responsible for the Funds’ management. Messrs. Segura, Hiester, and Rothé are jointly and primarily responsible for securities selection in the Funds and Ms. Mann is principally responsible for all of the Funds’ trading activities.

Joshua J. Rothé. Mr. Rothé is CEO, CFO and Director of Research of the Advisor. He has been in the industry since 1991 and joined the Advisor in 1994. Mr. Rothé is a member of the Investment Strategy Team. Previously, Mr. Rothé worked at Lehman Brothers and Kemper Securities. Mr. Rothé received his BS in International Business and his MBA with an emphasis in Finance from the University of San Francisco. He is a member the CFA Society of San Francisco and the CFA Institute.

Shelley H. Mann. Ms. Mann is Senior Vice President, Director of Trading and Chief Compliance Officer of the Advisor. She has been in the industry since 1976 and joined the Advisor when the firm was founded in 1989. Ms. Mann is responsible for managing the firm’s trading activities, is a member of the Fixed Income Strategy Team, oversees the firm’s client operations and as CCO is responsible for administering the Advisor’s Compliance Program. Previously, Ms. Mann worked at The Bank of California. She attended Utah State University.

Thomas Hiester, CFA. Mr. Hiester is a portfolio manager on the Investment Strategy Team and is also a securities analyst.  He is responsible for security analysis, industry specific research and investment idea generation. Prior to joining SKBA in 2016, Mr. Hiester spent five years as a financial analyst at a private investment firm. Mr. Hiester received a Bachelor of Arts in business management economics from the University of California at Santa Cruz. Mr. Hiester is a member of the CFA Society of San Francisco and the CFA Institute.

Matthew R. Segura, CFA. Mr. Segura is the President, CIO and Director of Institutional Portfolio Management. He is a member of the Investment Strategy Team and is also a securities analyst. He is responsible for security analysis, industry research and investment idea origination. Mr. Segura is a member of the Investment Strategy Team. Previously Mr. Segura worked at Charles Schwab & Co performing several roles: a Cash Management team member in the Treasury, and a Manager in Financial Planning and Analysis for Schwab’s largest retail divisions. Mr. Segura also served five years Active Duty in the United States Marine Corps. Mr. Segura received a BS in business administration from Haas School of Business at UC Berkeley and is a member of the CFA Society of San Francisco and the CFA Institute.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

For more information, please contact a Fund customer service representative toll free at

(855) 409-2297.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.

BAYWOOD SOCIALLYRESPONSIBLE FUND

BAYWOOD VALUEPLUS FUND (the “Funds”)

Supplement dated April 25, 2025 to the Statement of Additional Information (“SAI”)

dated February 1, 2025, as supplemented

Effective immediately, Mr. Evan Ke is no longer a portfolio manager of the Funds. Accordingly, all references in the SAI to Mr. Ke are hereby deleted.

In addition, Mr. Thomas Hiester is hereby added as a portfolio manager of the Funds. Accordingly, the SAI is hereby supplemented as follows:

1.	The table under the heading “Information Concerning Accounts Managed by Portfolio Managers” in the section entitled “F. Investment Advisor” beginning on page 22 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2025:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type[1]			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joshua Rothé	None	None	25 accounts $677.3 million	None	None	None
Shelley H. Mann	None	None	25 accounts $677.3 million	None	None	None
Thomas Hiester	None	None	25 accounts $677.3 million	None	None	None
Matthew R. Segura	None	None	25 accounts $677.3 million	None	None	None
[1]	All of the accounts listed above are managed by Messrs. Rothé, Hiester, and Segura and Ms. Mann together.

2. The table under the heading “Portfolio Manager Ownership in the Funds” on page 22 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Ownership in the Funds. The Advisor has provided the following information regarding each portfolio manager’s ownership in the Funds as of March 31, 2025:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of March 31, 2025
Baywood ValuePlus Fund
Joshua Rothé	$10,001 - $50,000
Shelley H. Mann	$500,001 - $1,000,000
Thomas Hiester	$10,001 - $50,000
Matthew R. Segura	$50,001 - $100,000
Baywood SociallyResponsible Fund
Joshua Rothé	$500,001 - $1,000,000
Shelley H. Mann	$100,001 - $500,000
Thomas Hiester	$10,001 - $50,000
Matthew R. Segura	$50,001 - $100,000

For more information, please contact a Fund customer service representative toll free at

(855) 409-2297.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.